                                                                  EXECUTION COPY


                                 THIRD AMENDMENT
                                   AND CONSENT
                                   RELATING TO
                            ASSET PURCHASE AGREEMENT
                 Olympic Automobile Receivables Warehouse Trust
                             Variable Funding Notes



          THIS THIRD AMENDMENT AND CONSENT dated as of January 17, 1997 (the "THIRD AMENDMENT") Relating to the ASSET PURCHASE AGREEMENT, dated as of December 28, 1995 and amended as of June 12, 1996 and December 20, 1996 (the "AGREEMENT") among Morgan Guaranty Trust Company of New York (successor to J.P. Morgan Delaware), as administrative agent (the "AGENT") and each of the parties (collectively, the "APA PURCHASERS") who has (i) executed a signature page to the Agreement or (ii) executed an Assignment of Purchase Commitment, is by and among the parties listed above. Capitalized terms used in this Third Amendment and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

                                    RECITALS

          WHEREAS, January 17, 1997 is the Purchase Termination Date for each of the current APA Purchasers and is also the Expiry Date specified in the Agreement; and

          WHEREAS, in accordance with the provisions of Section 2(a) of the Agreement, Dresdner Bank AG Chicago and Grand Cayman Branch (the
"Non-Extending Purchaser") has notified the Agent that it will not consent to the extension of its Purchase Termination Date; and

          WHEREAS, the Agent and the APA Purchasers (other than the Non-Extending Purchaser) wish to amend the Agreement to extend each APA Purchaser's (other than the Non-Extending Purchaser) Purchase Termination Date and the Expiry Date; and

          WHEREAS, in accordance with the provisions of Section 2(a) of the Agreement, Morgan Guaranty Trust Company of New York, as an APA Purchaser (in such capacity, the "Reducing Purchaser") has notified the Agent that it wants to reduce its Maximum Purchase following the January 17, 1997 Purchase Termination Date; and

          WHEREAS, the Seller has determined to reduce the Facility Limit and DFC's Purchase Commitment, such reduction to be effective as of January 17, 1997; and

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          WHEREAS, due to the withdrawal of the Non-Extending Purchaser, the decrease in the Maximum Purchase of the Reducing Purchaser and the reduction in DFC's Purchase Commitment and in the Facility Limit, the Percentages of the remaining APA Purchasers will be affected as evidenced herein; and

          WHEREAS, in a First Amendment and Consent relating to the Note Purchase Agreement dated the date hereof, the Agent has been given the right to consent to a Change of Control (as defined in such First Amendment) of OFL and desires to be governed by the Majority Purchasers in determining whether to grant such consent; and

          WHEREAS, the Agent has agreed to increase the Liquidity Fee payable to the APA Purchasers under certain circumstances; and

          WHEREAS, in accordance with the provisions of Section 13(l) of the Agreement, Delaware Funding Corporation and Olympic Financial Ltd. ("OFL") are willing to consent to this Third Amendment upon the terms provided for herein; and

          WHEREAS, pursuant to Section 7(b) of the Agreement, the Agent is required to obtain the consent of the Majority Purchasers before consenting to amendments to the Sale and Servicing Agreement.

          NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

          SECTION 1. EXTENSION OF PURCHASE TERMINATION DATE. Each APA Purchaser who executes an attached signature page hereby consents to the extension of such APA Purchaser's Purchase Termination Date to the date specified on such signature page.

          SECTION 2. DECREASE IN MAXIMUM PURCHASE. The Reducing Purchaser, by execution of its attached signature page, hereby agrees to the decrease in its Maximum Purchase to the amount stated therein.

          SECTION 3. ACKNOWLEDGEMENT OF DECREASE IN FACILITY LIMIT AND DFC'S PURCHASE LIMIT. In accordance with the provisions of Section 12(b) of the Agreement, all of the APA Purchasers who execute the attached signature pages hereby acknowledge the reduction in the Facility Limit and DFC's Purchase Limit from $300,000,000 to $225,000,000.

          SECTION 4. EXTENSION AND AMENDMENT OF THE "EXPIRY DATE." The definition of "Expiry Date" in the last paragraph of Section 13(i) of the Agreement is hereby amended to read as follows:

          For purposes of this Asset Purchase Agreement, "EXPIRY DATE" shall mean, for each APA Purchaser, the earlier of (i) December 19, 1997 or
     (ii) June 30, 1997, but only if

                                       2
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     either (a) such APA Purchaser determines, in its sole and absolute discretion, to terminate its Purchase Commitment hereunder and so notifies the Agent and OFL in writing on or before May 27, 1997 or (b) DFC terminates its Purchase Commitment under the Note Purchase Agreement,

          SECTION 5. RIGHT OF MAJORITY PURCHASERS TO CONSENT TO CHANGE OF CONTROL. A new clause (iv) is added to Section 7(b) of the Agreement and reads as follows:

          (iv)  consent to a Change of Control with respect to OFL;

          SECTION 6. INCREASE OF LIQUIDITY FEE UNDER CERTAIN CIRCUMSTANCES. The last sentence of Section 16 of the Agreement is hereby amended to read as follows:

     The Liquidity Fee for each APA Purchaser shall be a per annum fee equal to, for each day, such APA Purchaser's unused Maximum Purchase multiplied by either (i) .15% per annum or (ii) if and for so long as any Warehousing Period (as defined in the Sale and Servicing Agreement) exceeds 90 days, .25% per annum.

          SECTION 7. CONSENT TO AMENDMENT TO SALE AND SERVICING AGREEMENT. In accordance with the provisions of Section 7(b) of the Agreement, all of the Purchasers who execute the attached signature pages hereby consent to Amendment No. 3 to Sale and Servicing Agreement of even date herewith, substantially in the form attached to this Third Amendment as Exhibit B.

          SECTION 8. AMENDMENTS OF SIGNATURE PAGES. As a result of the withdrawal of the Non-Extending Purchaser as an APA Purchaser and the decrease in the Maximum Purchase of the Reducing Purchaser as provided in
Section 2 of this Third Amendment, pursuant to Sections 2(a), 12(b) and 13(l) of the Agreement, the Percentages of remaining APA Purchasers are being revised. The Percentages and extended Purchase Termination Dates of the remaining APA Purchasers are specified in the executed signature pages attached to this Third Amendment as Exhibit A. The attached signature pages shall supersede the signature pages to the Agreement dated December 20, 1996, and from and after the date of this Third Amendment all references to the signature pages of the Agreement shall refer to the signature pages attached as Exhibit A to this Third Amendment.

          SECTION 9. EFFECTIVENESS. The amendments provided for by this Third Amendment shall become effective as of January 17, 1997, upon receipt by the Agent of (i) counterparts of this Third Amendment, duly executed by each of the parties hereto, (ii) notice that the conditions to effectiveness of the First Amendment and Consent Relating to Note Purchase Agreement dated the date hereof have been satisfied and (iii) confirmation by each of S&P and Moody's of the then-current ratings of the Commercial Paper Notes.

                                       3
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          SECTION 10.  AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.  Except
as specifically amended or waived hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean such Agreement as amended by this Third Amendment. This Third Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Third Amendment, as though the terms and obligations of the Agreement were set forth herein.

          SECTION 11. PRIOR UNDERSTANDINGS. This Third Amendment sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes all prior understandings and agreements, whether written or oral.

          SECTION 12. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 13. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION 14. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

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          IN WITNESS WHEREOF, the parties hereto have caused this Third
Amendment to the Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK


                              By:  /s/ Richard A. Burke
                                   ------------------------
                                   Title: Richard A. Burke
                                          Vice President


Acknowledged and consented to:
January 17, 1997

DELAWARE FUNDING CORPORATION

By:  Morgan Guaranty Trust Company
     of New York,
     as attorney-in-fact for
     Delaware Funding Corporation


By:  /s/ Richard A. Burke
     ------------------------
     Authorized Signatory
     Richard A. Burke
     Vice President
     ------------------------
     Title


OLYMPIC FINANCIAL LIMITED


By:
    --------------------------
    Authorized Signatory

    --------------------------
    Title

                                       5

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          IN WITNESS WHEREOF, the parties hereto have caused this Third
Amendment to the Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK


                              By:
                                   ------------------------
                                   Title:



Acknowledged and consented to:
January 17, 1997

DELAWARE FUNDING CORPORATION

By:  Morgan Guaranty Trust Company
     of New York,
     as attorney-in-fact for
     Delaware Funding Corporation


By:
    --------------------------
    Authorized Signatory

    --------------------------
    Title

OLYMPIC FINANCIAL LTD.


By: /s/ Michael J. Sherman
    -------------------------
    Authorized Signatory
    Michael J. Sherman
    Treasurer
    -------------------------
    Title

                                       5
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                                                                       EXHIBIT A

Signature Page
with respect to
Olympic Automobile Receivables Warehouse Trust
Variable Funding Notes
Asset Purchase Agreement

Dated as of December 28, 1995
Amended as of June 12, 1996
Amended as of December 20, 1996
Amended as of January 17, 1997



                              Morgan Guaranty Trust Company of New York,
                                as Agent and as Administrative Agent



                              By: /s/ Richard A. Burke
                                  ------------------------
                                  Authorized Signature
                                  Richard A. Burke
                                    Vice President
                                  ------------------------
                                  Title

                                    Signature Page
                                    with respect to
                     Olympic Automobile Receivables Warehouse Trust
                                 Variable Funding Notes
                                Asset Purchase Agreement


SECTION 1.

     Percentage:  37.78%

SECTION 2.

     Maximum Purchase:  $85,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                     January 17, 1997

SECTION 4.

     Purchase Termination Date:  December 19, 1997*

                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK
                              500 Stanton Christiana Road
                              Newark, Delaware 19713-2107


                              By: /s/ Richard A. Burke
                                  ------------------------
                                  Authorized Signature
                                  Richard A. Burke
                                    Vice President
                                  ------------------------
                                  Title

-------------
*  At the option of the APA Purchaser named above, June 30, 1997.

                                     Signature Page
                                     with respect to
                       Olympic Automobile Receivables Warehouse Trust
                                  Variable Funding Notes
                                  Asset Purchase Agreement

SECTION 1.

     Percentage:  6.67%

SECTION 2.

     Maximum Purchase:  $15,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                     January 17, 1997

SECTION 4.

     Purchase Termination Date:  December 19, 1997*


                              THE BANK OF NOVA SCOTIA,
                                ATLANTA AGENCY
                                Suite 2700
                                600 Peachtree Street, N.E.
                                Atlanta, Georgia  30308


                              By: /s/ F.C.H. Ashby
                                  ------------------------
                                  Title: F.C.H. Ashby
                                   Senior Manager Loan Operations

-------------
*  At the option of the APA Purchaser named above, June 30, 1997.

                                Signature Page
                                with respect to
                Olympic Automobile Receivables Warehouse Trust
                             Variable Funding Notes
                            Asset Purchase Agreement

SECTION 1.

     Percentage:  11.11%

SECTION 2.

     Maximum Purchase:  $25,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                     January 17, 1997

SECTION 4.

     Purchase Termination Date:  December 19, 1997*

                              COMMERZBANK AKTIENGESELLSCHAFT, CHICAGO BRANCH
                                311 S. Wacker Drive
                                Chicago, Illinois  60606

                              By: /s/ Paul Karlin
                                  ------------------------
                                  Title: Paul Karlin
                                   Assistant Treasurer

                              By: /s/ J. Timothy Shortly
                                  ------------------------
                                  Title: J. Timothy Shortly
                                   Senior Vice President

-------------
*  At the option of the APA Purchaser named above, June 30, 1997.

                               Signature Page
                               with respect to
                 Olympic Automobile Receivables Warehouse Trust
                             Variable Funding Notes
                            Asset Purchase Agreement

SECTION 1.

     Percentage:  22.22%

SECTION 2.

     Maximum Purchase:  $50,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                     January 17, 1997

SECTION 4.

     Purchase Termination Date:  December 19, 1997*


                              HARRIS TRUST AND SAVINGS BANK
                                111 West Monroe Street
                                P.O. Box 755
                                Chicago, Illinois  60690


                              By: /s/ ILLEGIBLE
                                  ------------------------
                                  Title: Illegible

                              By:  V.P.
                                  ------------------------
                                  Title:

-------------
*  At the option of the APA Purchaser named above, June 30, 1997.

                                   Signature Page
                                   with respect to
                     Olympic Automobile Receivables Warehouse Trust
                                Variable Funding Notes
                               Asset Purchase Agreement



SECTION 1.

     Percentage:  22.22%

SECTION 2.

     Maximum Purchase:  $50,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                     January 17, 1997

SECTION 4.

     Purchase Termination Date:  December 19, 1997*



                              BANCO SANTANDER, NEW YORK BRANCH
                                453 East 53rd Street
                                New York, New York  10022

                              By: /s/ Dom J. Rodriguez
                                  ------------------------
                                  Title: Dom J. Rodriguez
                                         Vice President
                                         BANCO SANTANDER

                              By:  /s/ Robert E. Schlegel
                                  ------------------------
                                  Title: Robert E. Schlegel
                                         Vice President
                                         Manager-Corporate Banking
                                         BANCO SANTANDER

-------------
*  At the option of the APA Purchaser named above, June 30, 1997.